EXHIBIT 99.1
                                                                    ------------


FOR IMMEDIATE RELEASE                                     CONTACT: LES VAN DYKE
OCTOBER 16, 2003                                    DIRECTOR, INVESTOR RELATIONS
                                                                  (281) 492-5370

                    DIAMOND OFFSHORE DRILLING, INC. ANNOUNCES
                           THIRD QUARTER 2003 RESULTS

Houston, Texas, October 16, 2003 -- Diamond Offshore Drilling, Inc. (NYSE:DO) today reported a net loss for the third quarter of 2003 of $11.5 million, or $0.09 per share on a diluted basis, compared with net income of $21.7 million, or $0.16 per share on a diluted basis in the same period a year earlier. Revenues for the third quarter of 2003 were $183.9 million, compared with revenues of $180.2 million for the third quarter of 2002.

For the first nine months of 2003, the Company reported a net loss of $49.7 million, or $0.38 per share on a diluted basis, compared with net income of $56.2 million, or $0.42 per share on a diluted basis for the same period in 2002. Revenues for the first nine months of 2003 were $493.3 million, compared with revenues of $569.5 million in the same period a year earlier.

Diamond Offshore President and Chief Operating Officer, Larry Dickerson, noted, "Results for the third quarter of 2003 were also impacted by non-operating factors. Lower interest rates yielded a decline in interest income in the quarter, while fixed income securities sales produced losses in the quarter versus gains in the third quarter of 2002.

In addition, in order to help maintain the Company's strong liquidity position in light of recent earnings declines, the Board of Directors has decided to reduce the Company's quarterly cash dividend effective December 1, 2003, for stockholders of record on November 3, 2003. The new dividend rate will be $0.0625 per common share, compared with $0.125 per common share the previous quarter."

Mr. Dickerson also noted that "effective September 30, 2003, the Company has retired two of its second generation semisubmersible drilling rigs, the Ocean Century and the Ocean Prospector. The rigs, which have been cold stacked in the Gulf of Mexico since July 1998 and October 1998, respectively, are being offered for sale and will not be returned to service as offshore drilling units. The Company has been successful over the past few years in modernizing its fleet, and we recognize that the Century and Prospector are not future upgrade candidates in any likely market scenario."

Diamond Offshore is a leader in deep water drilling. As a result of the retirement of the two drilling units, the Company has a fleet of 45 offshore drilling rigs consisting of 30 semisubmersibles, 14 jack-ups and one drillship. The fleet operates in the waters of six of the world's seven continents.

As previously announced, Diamond Offshore will provide an online, real-time simulcast and rebroadcast of its 2003 third quarter earnings release conference call. The live broadcast of the Diamond Offshore Drilling, Inc. quarterly conference call will be available online at www.diamondoffshore.com on October 16, 2003, beginning at 9:00 a.m. Central Daylight Time. The online replay will follow immediately and continue for 5 days after the original call. Please go to the web site at least 15 minutes before the broadcast to register, download and install any necessary audio software.

Statements in this press release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements related to maintaining liquidity and regarding estimates of reductions in the carrying costs related to the Prospector and Century. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports and other filings with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.


                                      ####

                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                   (Unaudited)
                      (In thousands, except per share data)


                                                                        THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                           SEPTEMBER 30,                   SEPTEMBER 30,
                                                                 ------------------------------------------------------------------
                                                                       2003            2002             2003              2002
                                                                ----------------  ---------------  ---------------   --------------

  REVENUES:
          Contract drilling....................................  $       174,923  $       174,146   $      471,820   $     547,488
            Revenues related to reimbursable expenses..........            8,984            6,037           21,436          22,032
                                                                 ----------------  ---------------   ---------------  --------------
                Total revenues.................................          183,907          180,183          493,256         569,520
                                                                 ----------------  ---------------   ---------------  --------------

  OPERATING EXPENSES:
          Contract drilling....................................         126,934          112,963           365,210         354,163
          Reimbursable expenses................................           8,208            5,457            19,471          20,012
          Depreciation.........................................          43,256           45,187           132,086         132,469
          General and administrative...........................           7,181            7,026            22,595          21,114
          (Gain) loss on sale and disposition of assets........           1,509               23             1,451             (42)
                                                                 ----------------  ---------------   ---------------  --------------
                Total operating expenses.......................         187,088          170,656           540,813         527,716
                                                                 ----------------  ---------------   ---------------  --------------

  OPERATING INCOME (LOSS)......................................          (3,181)           9,527           (47,557)         41,804

  OTHER INCOME (EXPENSE):
          Interest income......................................           2,742            6,660            10,235          23,892
          Interest expense.....................................          (6,432)          (5,998)          (17,385)        (17,758)
          Gain (loss) on sale of marketable securities.........          (6,179)          21,858            (7,310)         34,021
          Other, net...........................................            (140)            (534)            2,891             627
                                                                 ----------------  ---------------   ---------------  --------------

  INCOME (LOSS) BEFORE INCOME TAX EXPENSE......................         (13,190)          31,513           (59,126)         82,586

  INCOME TAX BENEFIT (EXPENSE).................................           1,727           (9,809)            9,410         (26,362)
                                                                 ----------------  ---------------   ---------------  --------------

  NET INCOME (LOSS)............................................  $      (11,463)   $      21,704     $     (49,716)   $     56,224
                                                                 ================  ===============   ===============  ==============

  EARNINGS (LOSS) PER SHARE:
          BASIC................................................  $         (0.09)  $        0.17     $       (0.38)   $       0.43
                                                                 ================  ===============   ===============  ==============
          DILUTED..............................................  $         (0.09)  $        0.16     $       (0.38)   $       0.42
                                                                 ================  ===============   ===============  ==============

  WEIGHTED AVERAGE SHARES OUTSTANDING:.........................
           Shares of common stock..............................          130,366         131,450           130,336         131,595
           Dilutive potential shares of common stock...........                -           9,383                 -           9,425
                                                                 ----------------  ---------------  ---------------   --------------

              Total weighted average shares outstanding........          130,366         140,833           130,336         141,020
                                                                 ================  ===============   ===============  ==============


                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                              RESULTS OF OPERATIONS

                                   (Unaudited)
                                 (In thousands)



                                                                            THREE MONTHS ENDED
                                                                              SEPTEMBER 30,
                                                                    ----------------------------
                                                                       2003              2002
                                                                    -------------   ------------
     CONTRACT DRILLING REVENUE
       High Specification Floaters.......................           $     79,688    $    72,376
       Other Semisubmersibles............................                 72,588         80,745
       Jack-ups..........................................                 23,006         18,703
       Integrated Services...............................                     --          3,017
       Other.............................................                   (359)            --
       Eliminations......................................                     --           (695)
                                                                    -------------   ------------
     TOTAL CONTRACT DRILLING REVENUE.....................           $    174,923    $   174,146
                                                                    =============   ============

     REVENUES RELATED TO REIMBURSABLE EXPENSES...........           $      8,984    $     6,037
                                                                    =============   ============
     CONTRACT DRILLING EXPENSE
       High Specification Floaters.......................           $     39,974    $    38,301
       Other Semisubmersibles............................                 62,494         51,363
       Jack-ups..........................................                 23,677         20,714
       Integrated Services...............................                     (6)         3,038
       Other.............................................                    795            242
       Eliminations......................................                     --           (695)
                                                                    -------------   ------------
     TOTAL CONTRACT DRILLING EXPENSE.....................           $    126,934    $   112,963
                                                                    =============   ============

       REIMBURSABLE EXPENSES.............................           $      8,208    $     5,457
                                                                    =============   ============
     OPERATING INCOME
       High Specification Floaters.......................           $     39,714    $    34,075
       Other Semisubmersibles............................                 10,094         29,382
       Jack-ups..........................................                   (671)        (2,011)
       Integrated Services...............................                      6            (21)
       Other.............................................                 (1,154)          (242)
       Reimbursables, net................................                    776            580
       Depreciation Expense..............................                (43,256)       (45,187)
       General and Administrative Expense................                 (7,181)        (7,026)
       Loss on Sale and Disposition of Assets............                 (1,509)           (23)
                                                                    -------------   ------------
     TOTAL OPERATING INCOME (LOSS).......................           $     (3,181)   $     9,527
                                                                    =============   ============


                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


                                                                                SEPTEMBER 30,           DECEMBER 31,
                                                                            ---------------------------------------------
                                                                                    2003                    2002
                                                                            ----------------------   --------------------
                                                                                 (unaudited)
ASSETS

Current assets:
      Cash and cash equivalents.........................................   $             175,674    $           184,910
      Marketable securities.............................................                 405,447                627,614
      Accounts receivable...............................................                 168,499                146,957
      Rig inventory and supplies........................................                  48,295                 45,405
      Prepaid expenses and  other.......................................                  22,304                 28,870
                                                                             ----------------------  --------------------

                    Total current assets................................                 820,219              1,033,756

Drilling and other property and equipment, net of
     accumulated depreciation...........................................               2,270,377              2,164,627
Goodwill, net of accumulated amortization...............................                  14,503                 24,714
Other assets............................................................                  32,194                 35,668
                                                                            ----------------------   --------------------
                    Total assets........................................   $           3,137,293    $         3,258,765
                                                                            ======================   ====================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities.....................................................   $             103,138    $           118,402

Long-term debt..........................................................                 936,075                924,475

Deferred tax liability..................................................                 351,501                375,309

Other liabilities.......................................................                  41,024                 33,065

Stockholders' equity....................................................               1,705,555              1,807,514
                                                                            ----------------------   --------------------
                    Total liabilities and stockholders' equity..........   $           3,137,293    $         3,258,765
                                                                            ======================   ====================


                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                        AVERAGE DAYRATES AND UTILIZATION


                                        THIRD QUARTER                    SECOND QUARTER                      THIRD QUARTER
                                             2003                             2003                                2002
 -----------------------------------------------------------------------------------------------------------------------------------
                                 DAYRATE          UTILIZATION     DAYRATE          UTILIZATION     DAYRATE           UTILIZATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                     (Dayrate in thousands)
  HIGH SPECIFICATION FLOATERS       $97                90%          $96                 92%          $109                80%
  OTHER SEMISUBMERSIBLES            $60                57%          $58                 52%           $69                61%
  JACK-UPS                          $28                64%          $27                 68%           $22                65%


